UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2026

OneIM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43053	98-1883783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11th Floor, 390 Park Avenue
New York, New York 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 222 9570

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-sixth of one redeemable warrant	OIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	OIM	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	OIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 13, 2026, the registration statement on Form S-1 (File No. 333-292356) relating to the initial public offering (the “Offering”) of OneIM Acquisition Corp., a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “Registration Statement”). On January 15, 2026, the Company consummated its Offering, which consisted of 28,750,000 units (the “Units”), including 3,750,000 Units issued pursuant to the exercise by the Underwriters (as defined below) of the over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-sixth of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement for the Offering, originally filed with the U.S. Securities and Exchange Commission on December 22, 2025, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated January 13, 2026, by and between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters (collectively, the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated January 13, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated January 13, 2026, by and among the Company, OneIM Sponsor LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated January 13, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated January 13, 2026, by and between the Company and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated January 13, 2026 (the “Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated January 13, 2026, by and between the Company and each director and executive officer of the Company, a copy of the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated January 13, 2026, between the Company and an affiliate of the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the Offering, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 200,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,000,000. The Private Placement Units (and underlying securities) are identical to the Units sold in the Offering, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2026, in connection with the Offering, Mark DiPaolo and Antony Sheriff (the “New Directors”) were appointed to the board of directors of the Company (the “Board”). Effective January 13, 2026, each of Mr. DiPaolo and Mr. Sheriff was appointed to the audit committee of the Board (the “Audit Committee”) with Mr. DiPaolo serving as chair of the Audit Committee. Each of Mr. DiPaolo and Mr. Sheriff was appointed to the compensation committee of the Board (the “Compensation Committee”), with Mr. DiPaolo serving as chair of the Compensation Committee.

On January 13, 2026, the Company entered into indemnity agreements with each of the New Directors, Grigorios Kapenis, the Company’s Chief Financial Officer, and Ioannis Pipilis, the Company’s Chief Executive Officer, that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 13, 2026, in connection with the Offering, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on January 13, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

The information included in Item 1.01 and Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

A total of $287,500,000, comprised of the proceeds from the Offering and the sale of the Private Placement Units (which amount includes $15,812,500 of the Underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to the permitted withdrawals as further described in the prospectus contained in the Registration Statement and the interest earned on the funds in the trust account that may be released to the Company to pay its income taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the Offering (or 27 months if the Company has executed a definitive agreement for an initial business combination within 24 months from the closing of the Offering) (as such date may be extended by shareholder approval to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate our initial business combination, or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 24 months from the closing of the Offering (or 27 months if the Company has executed a definitive agreement for an initial business combination within 24 months from the closing of the Offering) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On January 13, 2026, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 15, 2026, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 13, 2026, by and between the Company and Deutsche Bank Securities Inc., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated January 13, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 13, 2026, by and among the Company, OneIM Sponsor LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated January 13, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated January 13, 2026, by and between the Company and the holders party thereto.

10.4	Private Placement Unit Purchase Agreement, dated January 13, 2026, by and between the Company and OneIM Sponsor LLC.

10.5	Form of Indemnity Agreement.

10.6	Administrative Services Agreement, dated January 13, 2026, by and between the Company and an affiliate of the Sponsor.

99.1	Press Release, dated January 13, 2026.

99.2	Press Release, dated January 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIM ACQUISITION CORP.

	By:	/s/ Ioannis Pipilis
	Name:	Ioannis Pipilis
	Title:	Chief Executive Officer
Dated: January 15, 2026

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